UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada 89193-8510 (702) 876-7237	Delaware	81-3881866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Southwest Gas Holdings, Inc.:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As described further below, on September 20, 2019, Southwest Gas Holdings, Inc., a California corporation (“Southwest Gas California”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, on September 20, 2019, Southwest Gas California merged with and into the Company with the Company surviving (the “Merger”). The Company was formed, and the Merger was completed, for the purpose of changing Southwest Gas California’s state of incorporation from California to Delaware. As a result of the Merger, the former shareholders of Southwest Gas California are now shareholders of the Company. This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Section 12g-3(a) under the Exchange Act, as the Company is a successor issuer, its shares of common stock, par value $1.00 per share, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As described above and under Item 3.03 below, on September 20, 2019, Southwest Gas California and the Company entered into the Merger Agreement pursuant to which Southwest Gas California and the Company completed the Merger. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference. As a result of the merger, Southwest Gas California has ceased to exist and the Company, as the surviving corporation of the merger, will continue to operate the business of Southwest Gas California as it existed prior to the Merger.

Item 3.03	Material Modification to Rights of Security Holders.

On September 20, 2019, Southwest Gas California changed its state of incorporation from California to Delaware through the Merger, which was established for such purpose. The Merger Agreement relating to the reincorporation was approved by the requisite vote of Southwest Gas California’s shareholders at Southwest Gas California’s Annual Meeting of Shareholders held on May 2, 2019. In connection with the reincorporation, the number of authorized shares of common stock was increased from 60,000,000 shares that were available for issuance pursuant to the Articles of Incorporation of Southwest Gas California to 120,000,000 shares that are available for issuance pursuant to the Certificate of Incorporation of the Company. Other than the change in the state of incorporation and the increase in authorized common stock, the reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s employees, including the Company’s management. In addition, upon the effectiveness of the reincorporation, the board of directors of the Company consisted of those persons elected to the current board of directors of Southwest Gas California, who will continue to serve for the term of their respective elections to the board of directors, and the individuals who served as executive officers of Southwest Gas California immediately prior to the reincorporation will continue to serve as executive officers of the Company. Furthermore, the Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “SWX.”

Following the reincorporation, the Company’s authorized capital stock consists of 120,000,000 shares of common stock, $1.00 par value per share, 5,000,000 shares of preferred stock, without par value, and 2,000,000 shares of preference stock, $20.00 par value per share. As of September 20, 2019, there were approximately 54,622,606 shares of common stock outstanding and no shares of preferred or preference stock outstanding. Former shareholders of Southwest Gas California now own the same number of shares in the Company that they owned in Southwest Gas California immediately prior to the reincorporation. Shareholders are not required to undertake any exchange of Southwest Gas California’s stock certificates, as shares in Southwest Gas California are deemed to represent an equal number of shares in the Company, $1.00 par value per share.

As of September 20, 2019, the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the DGCL and the Certificate of Incorporation and Bylaws of the Company attached hereto as Exhibits 3.1 and 3.2, respectively. The form of common stock certificate of the Company is attached hereto as Exhibit 4.1. The Certificate of Incorporation and Bylaws of the Company include certain provisions which are required by the DGCL and may alter the rights of stockholders and powers of management. For a description and discussion of these changes, please refer to Southwest Gas California’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2019.

In addition, a description of the common stock of the Company is set forth as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger entered into on September 20, 2019 by Southwest Gas Holdings, Inc., a California corporation and Southwest Gas Holdings, Inc., a Delaware corporation

3.1	Certificate of Incorporation of Southwest Gas Holdings, Inc., a Delaware corporation

3.2	Bylaws of Southwest Gas Holdings, Inc., a Delaware corporation

4.1	Form of Southwest Gas Holdings, Inc. Common Stock Certificate

99.1	Description of Common Stock of Southwest Gas Holdings, Inc., a Delaware corporation

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Lori L. Colvin
Date: September 20, 2019	Lori L. Colvin
Vice President/Controller and Chief Accounting Officer